UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 9, 2022

VirnetX Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
308 Dorla Court, Suite 206
Zephyr Cove, Nevada 89448
(Address of principal executive offices, including zip code)
(775) 548-1785
 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

On May 9, 2022, after discussing with the management of VirnetX Holding Corporation (the “Company”) and Farber Hass Hurley LLP (“FHH”), the Company’s independent public accounting firm, the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) concluded that the Company’s previously issued financial statements as of and for the year ended December 31, 2021 (the “2021 Financials”) and the related audit report of FHH included in its Annual Report on Form 10-K (the “Form 10-K”) for the year ended December 31, 2021 (the “Affected Period”) should no longer be relied upon because of an error in our deferred tax assets that was deemed material to the consolidated financial statements. The Audit Committee determined that the 2021 Financials will be restated to correct the identified accounting error.

As part of preparing the consolidated financial statements for the period ended March 31, 2022, the Company identified an error in the accounting treatment for deferred taxes for the Affected Period. The error related to the carrying balance of our deferred tax asset that included the fair value of nonqualified stock options (“NSO”) expensed for book purposes but deferred for income tax purposes. In connection with accounting for NSOs, the Company expenses the fair value of NSOs granted over the vesting period of the NSOs. For tax purposes, the tax impact of that expense is deferred as part of our deferred tax asset, until the NSO holder converts the NSO to stock, at which time the deferred tax asset is reduced and tax expense is recognized. If an NSO is never exercised, and then expires in accordance with the contract, any amounts included in our deferred tax asset are written off and income tax expense is recognized. As a result of the error, the Company incorrectly included $3 million in deferred tax assets related to expired NSOs as of the end of the Affected Period, which should have reduced the income tax benefit when the NSOs expired. The Company has reduced the deferred tax asset in the consolidated balance sheet and the income tax benefit in the consolidated statement of operations by $3 million for the Affected Period. This error has no effect on the Company’s cash position or operating expenses and is solely related to the incorrect accounting treatment of expired options. All references in this document refer to GAAP financial measures unless otherwise noted.

The Company plans to restate its consolidated financial statements of the 2021 Financials and include them in an amendment to its Form 10-K (the “Amendment”), which the Company expects to file with the Securities and Exchange Commission (the “SEC”) on May 13, 2022.

As a result of the restatement, the Company’s management re-evaluated the effectiveness of the Company’s disclosure controls and procedures as well as its internal control over financial reporting for the Affected Period. Management concluded that the Company’s disclosure controls and procedures as well as its internal control over financial reporting were ineffective for the Affected Period due to a material weakness in the Company’s internal controls pertaining to accounting for infrequent transactions affecting deferred taxes. We concluded we had inadequate supervisory review controls of tax professionals to provide the necessary assurance that transactions affecting our deferred tax calculation, specifically that unexercised NSOs would be monitored for expiration and evaluation of the impact of expired NSOs on the accounting and reporting of deferred tax assets.

The Company’s management, with the oversight of the Audit Committee, has developed a plan to remediate this material weakness. The description of the material weakness in internal controls identified by management and the Company’s preliminary remediation plans and changes to internal control over financial reporting will be disclosed in Item 9A of the Amendment.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with FHH.

Forward-Looking Statements

Certain statements included in this report that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding plans to file the Amendment, plans to remediate the material weakness with respect to the Company’s internal control over financial reporting and the impact of these matters on the outlook of the Company and the restatement on the Company’s previously issued financial statements for the Affected Period. These statements are based on various assumptions, whether or not identified in this report, and on the current expectations of management. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including but not limited to, the discovery of additional information relevant to the 2021 Financials; changes in the effects of the restatement on the Company’s financial statements or financial results; higher than expected charges after completing the restatement process; delay in the amended filing due to the Company’s efforts to complete the restatement; and the other risks detailed from time to time in the Company’s reports filed with the SEC, including its Form 10-K and other documents the Company files with the SEC. If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation to update these forward-looking statements other than required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VirnetX Holding Corporation

	By:	/s/ Kendall Larsen
Kendall Larsen
Chief Executive Officer

Dated: May 13, 2022